Trade receivables	12 Months Ended
Dec. 31, 2022
Disclosure of trade receivables [abstract]
Trade receivables
15. Trade receivables
(USD millions)	2022	2021

Total gross trade receivables	8 128	8 088

Provisions for doubtful trade receivables	-62	-83

Total trade receivables, net	8 066	8 005

The following table summarizes the movement in the provision for doubtful trade receivables:
(USD millions)	2022	2021	2020

January 1	-83	-93	-95

Provisions for doubtful trade receivables charged to the consolidated income statement	-47	-39	-59

Utilization of provisions for doubtful trade receivables	9	9	13

Reversal of provisions for doubtful trade receivables credited to the consolidated income statement	56	34	53

Currency translation effects	3	6	-5

December 31	-62	-83	-93

The following table shows the trade receivables that are not overdue as specified in the payment terms and conditions established with Novartis customers, as well as an analysis of overdue amounts and related provisions for doubtful trade receivables:
(USD millions)	2022	2021

Not overdue	7 664	7 639

Past due for not more than one month	190	162

Past due for more than one month but less than three months	110	99

Past due for more than three months but less than six months	62	63

Past due for more than six months but less than one year	23	28

Past due for more than one year	79	97

Provisions for doubtful trade receivables	-62	-83

Total trade receivables, net	8 066	8 005

Trade receivable balances represent amounts due from our customers, which are mainly drug wholesalers, retailers, private health systems, government agencies, managed care providers, pharmacy benefit managers and government-supported healthcare systems. We particularly monitor the level of trade receivables in countries deemed to have an elevated credit risk. We consider macroeconomic environment, historical experience, country and political risk, in addition to other relevant information when assessing risk. These risk factors are monitored regularly to determine any adjustments in risk classification. The majority of the past due trade receivables from elevated credit risk countries are due from local governments or from government-funded entities. Deteriorating credit and economic conditions as well as other factors in these elevated credit risk countries have resulted in, and may continue to result in, an increase in the average length of time that it takes to collect these trade receivables, and may require the Group to re-evaluate the expected credit loss amount of these trade receivables in future periods. At December 31, 2022, amounts past due for more than one year are not significant in elevated credit risk countries.
Total trade receivables include amounts denominated in the following major currencies:
(USD millions)	2022	2021

US dollar (USD)	3 709	3 344

Euro (EUR)	1 426	1 408

Russian ruble (RUB)	430	473

Japanese yen (JPY)	177	383

British pound (GBP)	176	200

Chinese yuan (CNY)	155	197

Canadian dollar (CAD)	151	139

Brazilian real (BRL)	145	129

Australian dollar (AUD)	137	139

Swiss franc (CHF)	108	106

Other currencies	1 452	1 487

Total trade receivables, net	8 066	8 005